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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 16, 2001

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

       United States                   333-32737                 22-2382028
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)

       802 Delaware Avenue, Wilmington, Delaware                       19801
       ------------------------------------------------             ------------
       (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

                            THE CHASE MANHATTAN BANK
             (Exact name of registrant as specified in its charter)

         New York                      333-32737                 13-4994650
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)

         270 Park Avenue, New York, New York                         10017
         --------------------------------------------------       ------------
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On July 16, 2001, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Report with respect to the July 16, 2001 distribution

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 20, 2001

                              THE CIT GROUP/SALES FINANCING, INC.,
                              as Servicer



                              By: /s/ Gilmar Rodrigues
                                  ---------------------------
                              Name: Gilmar Rodrigues
                              Title: Vice President

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                                INDEX TO EXHIBITS
                                ----------------------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Report with respect to the July 16, 2001
                                distribution